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                              WINTHROP FOCUS FUNDS
                                  ('WINTHROP')

    SUPPLEMENT DATED NOVEMBER 1, 1996 TO PROSPECTUS DATED FEBRUARY 28, 1996

     (1) Effective November 1, 1996, Winthrop's Transfer Agent, Fund/Plan Services, Inc. will change its name to FPS Services, Inc. and relocate its corporate headquarters to a new address: 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Shareholders should continue to direct their inquiries to Winthrop's shareholder servicing representatives at (800) 225-8011.

     (2) For the period June 1, 1996 through October 31, 1996, the Adviser reduced its management fees and reimbursed operating expenses of the Municipal Trust Fund by the amount that Total Fund Operating Expenses exceeded .50% of the Fund's average daily net assets of its Class A shares and 1.20% of its Class B shares. The Adviser has agreed to continue this policy with respect to the Municipal Trust Fund through December 31, 1996. For the period November 1, 1996 through April 30, 1997, the Adviser has agreed, with respect to the Fixed Income Fund, to reduce its management fees and reimburse operating expenses by the amount that Total Fund Operating Expenses exceed 1.00% of the Fund's average daily net assets of its Class A shares and 1.70% of its Class B shares. After December 31, 1996 and April 30, 1997, for the Municipal Trust Fund and Fixed Income Fund (the 'Funds'), respectively, the Adviser may, in its sole discretion, determine to continue to pay certain expenses of the Funds or it may discontinue this practice.

     (3) As of April 8, 1996, the initial sales charge will be waived for sales of Class A shares of Winthrop on behalf of certain retirement plan accounts. To institute this change subparagraph (7) will be added in the first paragraph under 'Sales at Net Asset Value' on page 32:

          (7) shares purchased for the following types of retirement plan accounts: (i) retirement plans qualified under section 401(k) of the Code;
     (ii) plans described in section 403(b) of the Code and (iii) deferred compensation plans described in section 457 of the Code.

     Class B shares of Winthrop will no longer be available for sale to these types of retirement plan accounts.